POWER OF ATTORNEY
                                -----------------


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Maureen K. Wolfson, Pauline Sherman, Donald R. Kaplan, Naomi J. Weinstein, Mildred Oliver and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 19th day of September, 1996


                                        /s/ Claude Bebear
                                        -----------------

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Maureen K. Wolfson, Pauline Sherman, Donald R. Kaplan, Naomi J. Weinstein, Mildred Oliver and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 19th day of September, 1996


                                        /s/ James M. Benson
                                        -------------------

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Maureen K. Wolfson, Pauline Sherman, Donald R. Kaplan, Naomi J. Weinstein, Mildred Oliver and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 30th day of September, 1996


                                        /s/ Christopher J. Brockson
                                        ---------------------------

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Maureen K. Wolfson, Pauline Sherman, Donald R. Kaplan, Naomi J. Weinstein, Mildred Oliver and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 30th day of September, 1996


                                        /s/ Francoise Colloc'h
                                        ----------------------

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Maureen K. Wolfson, Pauline Sherman, Donald R. Kaplan, Naomi J. Weinstein, Mildred Oliver and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 20th day of September, 1996


                                        /s/ Henri de Castries
                                        ---------------------

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Maureen K. Wolfson, Pauline Sherman, Donald R. Kaplan, Naomi J. Weinstein, Mildred Oliver and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 19th day of September, 1996



                                        /s/ Joseph L. Dionne
                                        --------------------

                               POWER OF ATTORNEY
                               -----------------


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Maureen K. Wolfson, Pauline Sherman, Donald R. Kaplan, Naomi J. Weinstein, Mildred Oliver and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 19th day of September, 1996


                                        /s/ William T. Esrey
                                        --------------------

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Maureen K. Wolfson, Pauline Sherman, Donald R. Kaplan, Naomi J. Weinstein, Mildred Oliver and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 19th day of September, 1996


                                        /s/ Jean-Rene Fourou
                                        --------------------

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Maureen K. Wolfson, Pauline Sherman, Donald R. Kaplan, Naomi J. Weinstein, Mildred Oliver and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 19th day of September, 1996


                                        /s/ Norman C. Francis
                                        ---------------------

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Maureen K. Wolfson, Pauline Sherman, Donald R. Kaplan, Naomi J. Weinstein, Mildred Oliver and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 19th day of September, 1996


                                        /s/ Donald J. Greene
                                        --------------------

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Maureen K. Wolfson, Pauline Sherman, Donald R. Kaplan, Naomi J. Weinstein, Mildred Oliver and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 18th day of September, 1996


                                        /s/ John T. Hartley
                                        -------------------

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Maureen K. Wolfson, Pauline Sherman, Donald R. Kaplan, Naomi J. Weinstein, Mildred Oliver and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of September, 1996


                                        /s/ John H.F. Haskell, Jr.
                                        --------------------------

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Maureen K. Wolfson, Pauline Sherman, Donald R. Kaplan, Naomi J. Weinstein, Mildred Oliver and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 19th day of September, 1996


                                        /s/ W. Edwin Jarmain
                                        --------------------

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Maureen K. Wolfson, Pauline Sherman, Donald R. Kaplan, Naomi J. Weinstein, Mildred Oliver and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 19th day of September, 1996


                                        /s/ G. Donald Johnston, Jr.
                                        ---------------------------

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Maureen K. Wolfson, Pauline Sherman, Donald R. Kaplan, Naomi J. Weinstein, Mildred Oliver and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 30th day of September, 1996


                                        /s/ Winthrop Knowlton
                                        ---------------------

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Maureen K. Wolfson, Pauline Sherman, Donald R. Kaplan, Naomi J. Weinstein, Mildred Oliver and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 19th day of September, 1996


                                        /s/ Arthur L. Liman
                                        -------------------

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Maureen K. Wolfson, Pauline Sherman, Donald R. Kaplan, Naomi J. Weinstein, Mildred Oliver and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 19th day of September, 1996


                                        /s/ George T. Lowy
                                        ------------------

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Maureen K. Wolfson, Pauline Sherman, Donald R. Kaplan, Naomi J. Weinstein, Mildred Oliver and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 19th day of September, 1996


                                        /s/ William T. McCaffrey
                                        ------------------------

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Maureen K. Wolfson, Pauline Sherman, Donald R. Kaplan, Naomi J. Weinstein, Mildred Oliver and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 12th day of September, 1996


                                        /s/ Joseph J. Melone
                                        --------------------

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Maureen K. Wolfson, Pauline Sherman, Donald R. Kaplan, Naomi J. Weinstein, Mildred Oliver and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 19th day of September, 1996


                                        /s/ Didier Pineau-Valencienne
                                        -----------------------------

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Maureen K. Wolfson, Pauline Sherman, Donald R. Kaplan, Naomi J. Weinstein, Mildred Oliver and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 19th day of September, 1996


                                        /s/ George J. Sella Jr.
                                        -----------------------

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, Maureen K. Wolfson, Pauline Sherman, Donald R. Kaplan, Naomi J. Weinstein, Mildred Oliver and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 19th day of September, 1996


                                        /s/ Dave H. Williams
                                        --------------------

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Jonathan E. Gaines, Jerome S. Golden, James D. Goodwin, Molly K. Heines, David J. Hughes, Naomi J. Weinstein, Charles Wilder, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any annuity contracts or other agreements, or interests thereunder, providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts or providing for market value adjustments: registration statements on any form or forms under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 17th day of November, 1994


                                        /s/ J. M. de St. Paer
                                        ---------------------

                                POWER OF ATTORNEY
                                -----------------


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or director of The Equitable Life Assurance Society of the United States (the "Company"), a New York stock life insurance company, hereby constitutes and appoints Gordon G. Dinsmore, Samuel B. Shlesinger, James D. Goodwin, Pauline Sherman, Michael F. McNelis, Naomi J. Weinstein, Mildred Oliver and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution to each, for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 with respect to any insurance or annuity contracts or other agreements providing for allocation of amounts to Separate Accounts of the Company, and related units or interests in Separate Accounts: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940 and annual reports on any form or forms under the Securities Exchange Act of 1934, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his, her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of May, 1996


                                        /s/ Stanley B. Tulin
                                        --------------------